UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2018

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a)    On October 11, 2018, BDO USA, LLP (“BDO”) notified Kingsway Financial Services Inc. (the “Company”) that it will resign as the Company’s independent registered public accounting firm effective upon filing by the Company of the quarterly report on Form 10-Q for the quarter ended September 30, 2018.
The audit reports of BDO on the consolidated financial statements of the Company as of December 31, 2016 and 2017, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through October 11, 2018, there were (i) no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements for the relevant year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that BDO’s opinion on our internal control over financial reporting for the year ended December 31, 2016 was an adverse opinion due to the existence of a material weakness. As previously disclosed, the material weakness was remediated prior to December 31, 2017.
The Company has provided BDO with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested BDO to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of BDO’s letter dated October 17, 2018 is attached as Exhibit 16.1 to this Form 8-K.
The Company intends to engage RSM US LLP (“RSM”), subject to RSM’s normal and customary client acceptance procedures, as its new independent registered public accounting firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, effective upon filing by the Company of the quarterly report on Form 10-Q for the quarter ended September 30, 2018.
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

16.1	Letter from BDO USA, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

October 17, 2018	By:	/s/ William A. Hickey, Jr.
William A. Hickey, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
16.1	Letter from BDO USA, LLP